                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Soliciting Material Pursuant to
[ ]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials


                          NEW GENERATION HOLDINGS, INC.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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4) Proposed maximum aggregate value of transaction:


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5) Total fee paid:


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[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)        Amount Previously Paid:

          ---------------------------------------------------------------------
          2)        Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
          3)        Filing Party:

          ---------------------------------------------------------------------
          4)        Date Filed:

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

                          NEW GENERATION HOLDINGS, INC.
                          400 WEST BROADWAY, 6th Floor
                               NEW YORK, NY 10012

                                                               December 21, 2001

To the Stockholders:

         Notice is hereby given that the 2001 Annual Meeting of Stockholders of New Generation Holdings, Inc., a Delaware corporation (the "Company"), will be held at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 170 Old Country Road, Mineola, New York 11501, on January 22, 2002 at 1:00 p.m., local time, for the following purposes:

         1. To elect Directors to hold office for a term of one year and until their successors are elected and qualified.

         2. To approve the appointment of Stefanou & Company as the Company's independent auditors for the year ending December 31, 2001.

         3. To consider and act upon such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on November 30, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card as promptly as possible in the enclosed stamped envelope, the postage on which will be valid if mailed in the United States.


                                                    /S/ THOMAS R. MARSHALL
                                                    ----------------------
                                                    THOMAS R. MARSHALL
                                                    Secretary

                          NEW GENERATION HOLDINGS, INC.
                          400 West Broadway, 6th Floor
                               NEW YORK, NY 10012

                         ------------------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of New Generation Holdings, Inc., a Delaware corporation (the 'Company'), of proxies for use at the 2001 Annual Meeting of Stockholders ('Annual Meeting') to be held at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 170 Old Country Road, Mineola, New York 11501, on January 22, 2002 at 1:00 p.m., local time, and at any and all adjournments thereof. The Company's principal address is 400 West Broadway, New York, NY 10012. The date of mailing of this Proxy Statement is on or about December 21, 2001. The purpose of the meeting is to elect the directors of the Company; to approve the appointment of Stefanou & Company as the Company's independent auditors for the year ending December 31, 2001; and to transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on November 30, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. A subsequently dated proxy, when filed with the Secretary of the Company, will constitute revocation. Proxies will be voted as specified on the proxy card and, in the absence of specific instructions, will be voted for the proposals described in this Proxy Statement and in the discretion of the proxy holders on any other matter which properly comes before the meeting. A stockholder who has given a proxy may nevertheless attend the meeting, revoke the proxy and vote in person. The Board of Directors has selected Thomas R. Marshall, Alan Ederer and Paul Hokfelt to act as proxies with full power of substitution.

         Solicitation of proxies may be made by mail, personal interview, telephone and telegraph by officers and other management employees of the Company, who will receive no additional compensation for their services. The total expense of the solicitation will be borne by the Company and may include reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners.

         The only outstanding securities of the Company entitled to vote at the Annual Meeting are shares of Common Stock. As of the close of business on November 30, 2001, the record date for determining the stockholders of the Company entitled to vote at the Annual Meeting, 20,887,110 shares of the Common Stock of the Company, $.001 par value ('Common Stock'), were issued and outstanding. Each outstanding share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock as of the record date.

         The election of directors nominated will require the vote, in person or by proxy, of a majority of all shares entitled to vote at the Annual Meeting. In the election of directors, each stockholder is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. All other matters to be considered at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of the Common Stock cast at the Annual Meeting in person or by proxy.

         Abstentions and 'broker non-votes' are counted as present in determining whether the quorum requirement is satisfied. For voting purposes abstentions and broker non-votes are not considered to be votes cast and do not affect the vote required for elections of directors or approval of any other matter.

                 BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
                 DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

         As of November 30, 2001, the beneficial ownership of the Common Stock by directors and the nominees for director, by each of the executive officers named in the Summary Compensation Table, by any principal stockholders beneficially owning more than five percent of the Common Stock and by all present executive officers and directors of the Company as a group, was as follows:

                                    NUMBER OF SHARES
NAME OF BENEFICIAL OWNER            BENEFICIALLY OWNED(1)   PERCENT OF CLASS(1)
---------------------------------   ---------------------   -------------------

Rene De Vleeschauwer                        3,648,658 (2)                 17.5%
Robert Jordaens                             3,648,658 (3)                 17.5%
Paul Hokfelt                                  100,000                      *
Jacques Mot                                   100,000                      *
Marcel Rokegem                                 40,000                      *
Thomas R. Marshall                                  0                      0
Sylvie Challande                                    0                      0
All executive officers and
directors as a group                          240,000                      1.2%

           * Represents less than 1% of the outstanding Common Stock.

         (1) Shares of common stock subject to warrants currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding for computing the number of shares beneficially owned and the percentage of outstanding shares of the class held by a person holding such warrants, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

         (2) Beneficially owned by Mr. De Vleeschauwer by virtue of his ownership of Rapide BVBA.

         (3) Beneficially owned by Mr. Jordaens by virtue of his ownership of Icare BVBA.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE AGE OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

During the year 2000 Mr. Mot and Mr. Hokfelt were late in the filing of their initial Form 3's.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

The Board of Directors proposes the election of the 5 nominees listed below. Unless contrary instructions are received, it is intended that the shares represented by the Proxy solicited by the Board of Directors will be voted in favor of the election as directors of all the nominees named below. If for any reason any of the nominees is not available for election, the persons named in the Proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and therefore does not at this time have any substitute nominee under consideration. The information relating to the 5 nominees set forth below has been furnished to the Company by the individuals named. All of the nominees are presently directors of the Company.

         The Directors shall be elected by a majority of all shares entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE 'FOR' THE NOMINEES LISTED BELOW. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED 'FOR' THE LISTED NOMINEES.

         Paul Hokfelt, President and Chief Executive Officer. Mr. Hokfelt joined the Company as President and Chief Executive Officer in January of 2000. He has been a member of the Board since May of 2000. Prior to joining the Company, Mr. Hokfelt was most recently a director and CEO of UCT International, a contract research organization. Additionally, he was instrumental in his role as managing director and COO in the rapid growth of Unilabs, S.A., a company he joined from its start-up and led through its trading on the Swiss Stock Exchange in April 1997. Unilabs, S.A. is a European leader in the field of medical diagnostics. Age 47.

         Jacques Mot, Chairman of the Board since April of 1999 and the President and Chief Executive Officer from April 1999 to January 24, 2000. Mr. Mot is a founder of Bachkine & Meyer Industries, S.A. ('BMI'). Prior to the start up of BMI, Mr. Mot was an independent consultant to Unilabs Group. From 1987 to 1992, Mr. Mot was the General Manager and Director of Iesa Investissements S.A., a portfolio management and investment company. Age 43

         Thomas R. Marshall, General Counsel, Executive Vice President and Secretary since August of 1999. Member of the Board of Directors since April of 1999. Prior to joining the Company Mr. Marshall was counsel to the New York office of the law firm of Schnader Harrison Segal & Lewis LLP (from 1996 to
1999) where he concentrated in Taxation and Corporate and Securities law. From 1993 to 1996, he was associated with the law firm of Keck, Mahin & Cate where he performed similar duties. Age 44.

         Marcel Rokegem, Director since April, 1999. Mr. Rokegem is currently a consultant to Van Moer Santerre Group, a brokerage firm with offices in Brussels, Luxemburg and Monaco. From 1987 to 1992 he was a co-founding Partner and Director of Euro Suisse Limited London, a member of the London Stock Exchange. Mr. Rokegem was a Partner of Jessup and Lamont International Limited of London, an affiliate of Jessup and Lamont Securities Co., Inc., a member of the New York Stock Exchange from 1982 to 1987. Age 51.

         Sylvie Challande, member of the Board since May of 2000. Since 1994, Ms. Challande has been an attorney-at-law in the law firm of Budin & Partners (formerly Lalive Budin & Partners) in Geneva, Switzerland. Ms. Challande received her law degree from the University of Geneva in 1991. Age 32.

               THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors formed an Audit Committee which was comprised of Ms. Challande, Mr. Rokegem and Mr. Chabrowe, a Compensation Committee comprised of Mr. Mot, Ms. Challande and Mr. Rokegem, and an Executive Committee comprised of Mr. Mot, Mr. Hokfelt, Mr. Rokegem and Mr. Marshall. Mr. Chabrowe resigned as a director and member of the Audit Committee on November 21, 2001. During the fiscal year ended December 31, 2000, the Board of Directors held four meetings. Committees of the Board were not formed until September 27, 2000. Accordingly, there were no committee meetings during the year 2000. All incumbent Directors other than Mr. Jacobsson and Mr. Chabrowe attended at least 75% of the meetings of the Board and their respective committees.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Company's Board of Directors (the "Committee") is presently composed of two directors, each of whom is an "independent director" as defined in Section 303.01(B)(2)(a) and (3) of the NYSE's Listing Standards. The Audit Committee's function is to review our financial reporting process on behalf of the Board of Directors. The Board has not yet adopted a written charter for the audit committee. The Audit Committee did not review and discuss the audited financial statements contained in the 2000 Annual Report on Form 10-KSB with management and the independent auditors. For the year 2001, it is expected that the Audit Committee will meet to review and discuss the audited financial statements. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of those audited financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Audit Committee did not discuss with the independent auditors, the matters required to be discussed by Statement and Auditing Standards No. 61, communication with Audit Committees, as amended. In addition, the Committee did not discuss with the independent auditors in the year 2000, the auditor's independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. It is expected that the Audit Committee will discuss these matters with the independent auditors respect to the year 2001.

                                Sylvie Challande
                                 Marcel Rokegem

                      EXECUTIVE OFFICERS OF THE REGISTRANT

           Executive Officers of the Company are:


OFFICER NAME                 AGE                POSITION                   SINCE
--------------------------   ---   -------------------------------------   -----

Paul Hokfelt..............   47    President and Chief Executive Officer    2000
Jacques Mot...............   44    Chairman of the Board                    1999
Thomas R. Marshall........   43    General Counsel, EVP and Secretary       1999
Jeffrey McArthur..........   38    Chief Financial Officer                  2001


                           COMPENSATION OF DIRECTORS
                             AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the compensation since January 1, 2000 of the Chief Executive Officer and the executive officers of the Company who, in addition to the Chief Executive Officer, received the highest compensation during 2000.


                                      SUMMARY COMPENSATION TABLE
                                             Annual Compensation                      Long-Term Compensation
                                 --------------------------------------- -------------------------------------------
                                                                                    Awards                  Payouts
                                                                         ----------------------------- -------------
                                                                                        Securities
                                                              Other       Restricted    Underlying
                                                              Annual        Stock         Options/          LTIP        All Other
                                     Salary         Bonus  Compensation     Award(s)        SARs           Payouts    Compensation
Name and Principal         Year        ($)           ($)        ($)           ($)            (#)             ($)           ($)
Position                   (b)         (c)           (d)        (e)           (f)            (g)             (h)           (i)
---------------------- --------- ---------------- --------- ------------ -------------- --------------- ------------- -------------
Paul Hokfelt           2000      $147,526*

CEO and
President
---------------------- --------- ---------------- --------- ------------ -------------- --------------- ------------- -------------
Jacques Mot            2000      $324,000

Chairman
---------------------- --------- ---------------- --------- ------------ -------------- --------------- ------------- -------------

* Equivalent to 216,949 Swiss Francs at a conversion rate of 0.68 per US Dollar


                           COMPENSATION OF DIRECTORS

         Currently, Directors do not receive any compensation for their service on the Board; however, it is anticipated that the Board will establish a compensation program for Directors that will enable the Company to attract and retain qualified Directors.

                              EMPLOYMENT CONTRACTS

         Paul Hokfelt. On January 25, 2000, the Company executed an employment agreement with Paul Hokfelt whereby Mr. Hokfelt commenced employment as the Company's President and Chief Executive. Under the terms of that agreement, Mr. Hokfelt receives an annual salary of 240,000 CHF (approximately $145,000). The Company also pays for all expenses relating to the lease and maintenance of Mr. Hokfelt's car including insurance and gas. The agreement is for an initial term of three years and renews automatically for additional one year terms unless either party provides written notice of termination.

         In the event that Mr. Hokfelt's employment is terminated without cause, he is entitled to receive his base salary and fringe benefits for the remainder of the then current term and his pro-rated bonus. The agreement also contains a non-competition covenant.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Bachkine & Meyer Industries, S.A, our former majority shareholder, had been advancing us funds pursuant to the terms of a Line of Credit Agreement dated as of April 15, 1999. On November 13, 2000, we entered into an agreement with BMI to retire the entire amount of the outstanding shareholder loan. We paid BMI $300,000 in cash, BMI forgave $500,000 of the shareholder loan and the balance of $1,365,696 was converted into 380,417 shares of Common Stock that were issued at BMI's direction to Nasha Holdings Ltd. In addition to the Line of Credit Agreement, B.A.M.I. Consulting, S. A., a British Virgin Islands corporation, and an affiliate of Bachkine & Meyer was entitled to receive a monthly management consulting fee of $75,000 pursuant to the terms of a Consulting Agreement dated as of April 15, 1999. On November 15, 2000 we entered into an agreement with BAMI to convert the $675,000 outstanding balance due as consulting fees into 188,022 shares of Common Stock that were issued at BAMI's direction to NASI Intelligence, SA.

         On December 29, 2000 Icare BVBA ("Icare"), an entity majority owned and controlled by Mr. Jordaens, and Rapide BVBA ("Rapide"), an entity majority owned and controlled by Mr. De Vleeschauwer, each acquired 965,987 shares of the Company's Common Stock in exchange for 156,250 shares of Minerva Softcare, NV ("Minerva"), a Belgian company, pursuant to a Share Exchange Agreement dated as of November 17, 2000 by and among the Company and New Generation Partners, Inc., a wholly owned subsidiary of the Company, on one hand and Minerva, Mr. De Vleeschauwer and Mr. Jordaens on the other hand.

         Pursuant to a Share Exchange Agreement by and among the same parties dated as of February 28, 2001, Icare and Rapide each acquired an additional 2,682,671 shares of the Company's Common Stock in exchange for the remaining 468,750 shares of Minerva Common Stock.


                            STOCK PERFORMANCE CHART

         As part of proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company constructed peer group index. This graph is not deemed to be 'soliciting material' or to be 'filed' with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

         The following chart compares the yearly percentage change in the cumulative total stockholder return in the Company's Common Stock during the period ended December 31, 2000 with the cumulative total return on the S & P 500 Index. The comparison assumes $100 was invested on June 11, 1999 in the Company's Common Stock and the S & P 500 Index with reinvestment of dividends.


                                [CHART OMITTED]

                                   PROPOSAL 2.
                       APPROVAL OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Stefanou & Company, an international accounting firm of independent certified public accountants, to act as independent accountants for the Company and its consolidated subsidiaries for the year 2001. Stefanou & Company has advised the Company that the firm does not have any direct or indirect financial interest in the Company or any of its subsidiaries, nor has such firm had any such interest in connection with the Company during the past five years other than its capacity as the Company's independent certified public accountants. A representative of Stefanou & Company will not attend the Annual Meeting, but will be available by telephone. The decision to hire Stefanou & Company was made because the Company expected that its accounting needs would be better served by a mid-sized firm such as Stefanou rather than a larger firm.

         KPMG LLP was the principal independent accountants for the Company from 1999 through March 21, 2001. On that date, KPMG LLP resigned and KPMG Fides Peat ("KPMG FP") was engaged as principal independent accountants in respect of the audited financial statements for the year ended December 31, 2000.

         In connection with the audit as of December 31, 1999 and for the period from April 15, 1999 (date of inception) through December 31, 1999, and the subsequent period through March 21, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit report of KPMG LLP on the financial statements of New Generation Holdings, Inc. as of December 31, 1999 and for the period from April 15, 1999 (date of inception) through December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows. KPMG LLP's auditors' report on the financial statements of New Generation Holdings, Inc. as of December 31, 1999 and for the period from April 15, 1999 (date of inception) through December 31, 1999, contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

         On May 18, 2001, the Company dismissed KPMG FP. KPMG FP's report on the financial statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG FP's report for the year ended December 31, 2000 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. The decision to dismiss KPMG FP was approved by the Company's Audit Committee and Board of Directors. During the year ended December 31, 2000 and the subsequent interim period through May 18, 2001, the Company did not have any disagreements with KPMG FP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company engaged Stefanou & Company as its certified accountants on May 18, 2001 for the Company's fiscal year ending December 31, 2001.

                                   AUDIT FEES

         The aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by KPMG and KPMG FP are as follows:

         KPMG:
         -----

         Audit Fees: $40,775

         Financial Information Systems Design and Implementation Fees: $0

         All Other Fees: $20,350

         KPMG FP:
         --------

         Audit Fees: $220,158*

         Financial Information Systems Design and Implementation Fees:  $0

         All Other Fees:  $0

* Represents fee actually billed by KPMG FP and its affiliates. The fee paid to KPMG FP was $52,680. The unpaid portion of the fees is presently in dispute. All audit fees are in U.S. Dollars based, where applicable, on the conversion rate of 0.90 Euros to the Dollar.

         "All other fees" includes fees for tax and management consulting assignments and other non-audit services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF STEFANOU & COMPANY AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.


                                 PROPOSAL NO. 3
                                 OTHER BUSINESS

         The management of the Company is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                             STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company in writing at its principal executive offices, New Generation Holdings, Inc., 400 West Broadway, New York, NY 10012 by certified mail return receipt requested, no later than March 31, 2002 for inclusion in the Proxy Statement and Proxy relating to the 2002 Annual Meeting of Stockholders.

10-KSB REPORT

         The Company's 10-KSB report has been provided to you concurrently with this Proxy Statement. The financial statements of the Company for the period January 1, 2000 to December 31, 2000 are contained in the 10-KSB. The 10-KSB report is not to be considered as part of the proxy soliciting material.



                                          Submitted by order of the
                                          Board of Directors

                                          /S/ THOMAS R. MARSHALL
                                          --------------------------------------
                                                    Secretary

New York, New York
December 21, 2001

      PROXY NEW GENERATION PLASTIC, INC. ANNUAL MEETING OF THE SHAREHOLDERS
                   January 22, 2002 OR ANY ADJOURNMENT THEREOF

    The undersigned acknowledges receipt of the Proxy Statement and Notice, dated December 21, 2001, of the Annual Meeting of Shareholders and hereby appoints Thomas R. Marshall, Alan C. Ederer and Paul Hokfelt, each of them, with full power of substitution, the attorneys, agents and proxies of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Shareholders of New Generation Holdings, Inc. (the "Company") to be held January 22, 2002, and at any adjournment or adjournments thereof, for the following matters:

(1) / / FOR all the following nominees (except as indicated to the contrary below):

    Messrs. Hokfelt, Marshall, Mot, Rokegem and Ms. Challande to serve as directors (to serve until the next annual meeting)

    To withhold authority to vote for an individual Nominee, write that Nominee's name on this line.________________________________________________

(2) To approve the appointment of Stefanou & Company as the Independent Accountants for the Company.

       / /  FOR       / /  AGAINST       / /  WITHHOLD AUTHORITY (ABSTAIN)

(3) In their discretion, to transact such other business as may properly be brought before the meeting or any adjournment thereof.

       / /  FOR       / /  AGAINST       / /  WITHHOLD AUTHORITY (ABSTAIN)

    Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the nominees in the election of directors, FOR the appointment of Stefanou & Company as independent accountants for the Company and FOR the granting of discretion to the proxy holders to transact business that properly comes before the meeting or any adjournment thereof.



                         Individual:              Entity:

                         ________________________ or By: _______________________
                         Name                            Name:
                                                         Title:

Date: ___________

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation the proxy must be signed by a duly authorized officer, and his name and title should appear where indicated below his signature.



NAME OF REGISTERED HOLDER:  _______________________

NUMBER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING:
________________________